UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2010

Walter Investment Management Corp.
 (Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7605

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On January 27, 2010, Walter Investment Management Corp. (the “Company”) issued a press release announcing that the Company’s 2010 annual meeting of stockholders will be held on April 30, 2010 at the Grand Hyatt Tampa Bay in Tampa, Florida. Stockholders of record on March 8, 2010 will be entitled to vote at the meeting. Stockholder proposals must be received by the Secretary of the Company no later than February 10, 2010, in order to be considered for inclusion in the Company’s proxy statement relating to the 2010 meeting or to be presented at the 2010 Annual Meeting of Stockholders. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 8.01, including item 99.1, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01 Exhibits

(d) Exhibits

Exhibit
No.	Note	Description
99.1		Press Release dated January 27, 2010

          SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: January 29, 2010

By:   /s/ Stuart Boyd

Stuart Boyd, Vice President,
General Counsel and Secretary

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